Exhibit 99.1

Internap Completes Acquisition of VitalStream

Each Announces Stockholder Approvals

ATLANTA & COSTA MESA, Calif.--(BUSINESS WIRE)--Internap Network Services Corporation (NASDAQ: INAP - News) and VitalStream Holdings, Inc. (NASDAQ:VSTH - News) today announced that each company's respective stockholders provided the approvals necessary to complete Internap's acquisition of VitalStream and that the transaction has been completed.

The acquisition will allow Internap to facilitate the accelerated growth of VitalStream's global platform, which enables the delivery of rich media and includes streaming audio and video services. The addition of VitalStream's content monetization and advertising solutions also enhances Internap's portfolio of IP and data center services and meets the increasing demands of businesses looking to transform Web-based content and assets into revenue.

Based on the preliminary tally of shares voted at a special meeting of Internap stockholders, approximately 99.90% of the shares of Internap common stock present and voting at the special meeting (in person or by proxy) voted in favor of Internap's issuance to VitalStream's stockholders of approximately 12.2 million shares of Internap's common stock in connection with the transaction. The number of shares that voted to approve the issuance of shares of Internap's common stock represents approximately 61.42% of the total number of shares of Internap common stock outstanding and entitled to vote as of December 29, 2006, the record date for the special meeting.

Based on the preliminary tally of shares voted at a special meeting of VitalStream stockholders, approximately 99.95% of the shares of VitalStream common stock present and voting at the special meeting (in person or by proxy) voted in favor of VitalStream's merger with Internap. The number of shares that voted to approve the merger represents approximately 74.58% of the total number of shares of VitalStream common stock outstanding and entitled to vote as of December 29, 2006, the record date for the special meeting.

VitalStream has notified the NASDAQ Global Select Market of the closing of the transaction and expects that no further trading in VitalStream stock will occur and that its shares will no longer be listed. Internap has appointed American Stock Transfer as exchange agent, and, as soon as practicable, will mail a letter of transmittal and instructions to all VitalStream stockholders of record. The letter of transmittal and instructions will contain information on how to surrender stock certificates representing shares of VitalStream common stock in exchange for certificates representing shares of Internap common stock. The exchange will be based upon a ratio of .5132 shares of Internap common stock issued for each share of VitalStream common stock owned, and stockholders will be paid cash in lieu of fractional shares. VitalStream's stockholders of record should wait until they receive the letter of transmittal before surrendering their stock certificates. Stockholders who hold shares through a bank or broker will not have to take any action to have their shares converted into Internap shares as such conversions will be handled by the bank or broker.

“The completion of the transaction to acquire VitalStream marks yet another milestone in our disciplined approach to transform Internap and return value through both strategic and organic initiatives,” said James P. DeBlasio, chief executive officer of Internap. “By replicating the VitalStream platform, we can extend our global reach and acquire new customers, particularly those that need streaming media services. Furthermore, Internap is positioned to offer our existing customers a more robust, integrated solution that no other company can.”

DeBlasio added, “The addition of VitalStream's employees also creates the ideal combination of innovation and technical expertise that strengthens Internap's hallmark premium customer service. This ultimately allows us to offer the strongest, most comprehensive portfolio for businesses that depend on the Internet-- all backed by the best minds in the industry.”

The acquisition results in Internap holding a market leadership position delivering streaming media content and will facilitate the company's ability to generate organic growth via cross-selling opportunities for streaming media and on-line advertising segments to its 3000 enterprise customers. Internap now has approximately 450 employees, including a direct sales team of 135 with experience re-selling CDN and streaming media services.

Internap expects to provide an update on its integration with VitalStream during its year-end and fourth quarter 2006 conference call on March 1st at 5:00 PM EST.

About Internap

Internap is a market leader of intelligent route control solutions that bring reliability, performance and security to the Internet, and a global provider of integrated content delivery services that enable businesses to stream digital media to large audiences over the Internet. The company provides patented and patent-pending technologies that address the inherent weaknesses of the Internet, enabling enterprises to take full advantage of the benefits of deploying business-critical applications such as e-commerce, VoIP, and audio/video across IP networks. The company provides additional solutions, including video and audio streaming, advertising placement, reporting and analysis, live event broadcasting, media asset management, integrated Web hosting and consulting services. Internap currently serves more than 3,000 customers throughout North America, Europe, Asia and Australia. For more information, please visit the company web site at www.internap.com.

Internap and VitalStream are trademarks of Internap Network Services Corporation and a wholly owned subsidiary, respectively. All other trademarks and brands are the property of their respective owners.

Forward Looking Statements

Certain information included in this press release constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements regarding the acceleration of growth, the expansion of Internap's services and global reach, the acquisition of new customers, the offering of the strongest, most comprehensive portfolio for business that depend on the Internet and the ability to generate organic growth via cross-selling opportunities, are forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by forward-looking statements. The achievement of any anticipated benefits from the transaction are subject to significant risks and uncertainties. Many important factors that may affect Internap's and the combined company's business, results of operations and financial condition include, but are not limited to, our ability to sustain profitability; the ability to successfully integrate the operations of Internap and VitalStream; our ability to compete against existing and future competitors; pricing pressures; our ability to respond successfully to the evolution of the high performance Internet connectivity and services industry; our ability to respond successfully to technological change; our ability to deploy new access points in a cost-efficient manner; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms or at all; failure of third party suppliers to deliver their products and services on favorable terms or at all; failures in our network operations centers, network access points or computer systems; fluctuations in our operating results; our ability to secure adequate funding; the incurrence of additional restructuring charges; our ability to operate in light of restrictions in our credit facility, including our ability to maintain ratios set forth in the credit facility; our ability to attract and retain qualified personnel; our ability to protect ourselves and our customers from security breaches; our ability to protect our intellectual property; our ability to successfully complete future acquisitions and integrate the acquired businesses; risks associated with international operations; claims relating to intellectual property rights; government regulation of the Internet; the dilutive effects of our stock price due to outstanding stock options and warrants; future sales of stock; effects of natural disasters or terrorist activity; and volatility of our stock price.

Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Contact:
Internap
Media:
L.A. Campbell, 404-302-9721
lcampbell@internap.com
or
Investor:
Andrew Albrecht, 404-302-9841
aalbrecht@internap.com